ACADEMY SPORTS + OUTDOORS 2026 ANALYST DAY APRIL 7, 2026 EXHIBIT 99.3

| 2Introduction Disclaimer This presentation has been prepared by Academy Sports and Outdoors, Inc. (the “Company,” “Academy” or “ASO”). This presentation is provided for general informational purposes only and it does not purport to be complete. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss arising, directly or indirectly, from the use of this presentation or its contents, or otherwise arising in connection with this presentation. Forward Looking Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Words such as “target,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” or the negative version of these words or other comparable words or similar expressions are used to identify these forward looking statements. The forward-looking statements include, among other things, statements regarding expected leverage and liquidity, capital allocation and deployment, market conditions, the Company’s expectations regarding its future financial performance and financial condition, and other such matters, and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct or that any forward-looking results will occur or be realized. This presentation provides an overview of the Company's goals, plans, and initiatives in support of those goals. These goals, plans, and initiatives are aspirational or otherwise forward-looking statements Actual results may differ materially due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond the Company’s control. These factors include, among others, changes in interest rates or credit market conditions, changes in rating agency methodologies or credit opinions, and the other risks set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Part I. Item 1A. Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2026, as may be updated from time to time in the Company’s periodic filings with the SEC. Any forward-looking statement in this presentation speaks only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable securities laws. Industry and Market Data Market and industry data and forecasts used in this presentation have been obtained from independent industry sources as well as from research reports prepared for other purposes. We also cite certain information from media and other third-party sources. Although we believe these third-party sources to be reliable, we have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market position are based on market data currently available to us, as well as management’s estimates and assumptions regarding the size of our markets within our industry. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such information contained in this presentation. In addition, any reference within this presentation or made in connection with this presentation to our support of, work with, or collaboration with a third-party entity or organization does not constitute or imply an endorsement of any or all of the positions or activities of such entity or organization. Non-GAAP Financial Measures In this presentation, we use certain non-GAAP financial measures to evaluate current and past performance and prospects for the future to supplement our GAAP financial information presented in accordance with GAAP. These non-GAAP financial measures are important factors in assessing our operating results and profitability. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is contained in the appendix to this presentation. SAFE HARBOR / FORWARD LOOKING STATEMENTS

| PRESENTERS STEVE LAWRENCE CHIEF EXECUTIVE OFFICER CHAD FOX CHIEF CUSTOMER OFFICER CARL FORD CHIEF FINANCIAL OFFICER Introduction 5

85+

YEAR HISTORY OF SUCCESS PROVIDING FUN FOR ALL

PRE 2019

THE FOUNDATION

- Founded in 1938 in San Antonio, TX
- Family-owned tire store pivoted to sports + outdoors
- 125+ chain across Texas and Southeast by 2010
- Acquired by KKR in 2011
- Total of 259 stores by 2019 and achieved $4.8B total sales

EARLY 2020s

THE IPO

- Strengthened relationships with leading national brands
- Developed private brand portfolio
- IPO October 2020 (NASDAQ: ASO)
- Doubled eCommerce + improved operating margins by ~10%
- Delivered balance sheet to support self-funded growth

TODAY

OUR BUSINESS

- Continued to invest in our strategic initiatives, which has returned the business to top-line growth

FY25 BUSINESS STATS:

- **Total Sales = ~$6.1B**
- **322 Stores across 21 States**
- **Opened 24 Stores**
- **GAAP EPS - $5.54**
- **eCom Penetration ~12%**

LONG RANGE

BUSINESS GOALS[1]

$8B+ TOTAL SALES | **450+** TOTAL STORES

$9 GAAP EPS

7% NET INCOME MARGIN | **15%+** ECOM SALES PENETRATION

Continue leveraging our strategic initiatives on our goal to be the best Sports + Outdoors Retailer

Academy SPORTS+OUTDOORS

Note: Figures presented are rounded to the nearest value
Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements

Introduction | 6

Academy
Academy

CURRENT STATE:

THE BEST
SPORTS + OUTDOORS RETAILER
IN OUR CORE GEOGRAPHY

~40%
Traffic Share in Legacy Markets[1]

47
FY25 NPS Score (Top of Peer Set)[2]

~86%
FY25 Overall Satisfaction (Top 5 Retailer)[3]

Academy SPORTS+OUTDOORS

Note(1): Source: Placer.ai; ASO Legacy Markets include AR, LA, OK, TX
Note(2): NPS stands for Net Promoter Score. Source: Academy Internal Research. Peer set includes Amazon, Bass Pro Shops, REI, Dick's Sporting Goods, Wal-Mart, Hibbett's, Target, Dunham's
Note(3): Source: Service Management Group. Sample set consists of 25 different retail clients.

Introduction | 7

| 8Introduction THE BEST SPORTS + OUTDOORS RETAILER IN THE COUNTRY VISION: Note: These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements

| 9 THE SPORTS + OUTDOORS SPACE IS LARGE + GROWING WITH NO DOMINANT PLAYER $125B1 SPORTING GOODS MARKET $40B3 WORK + OUTDOOR RECREATION MARKET$45B2 OUTDOOR + WESTERN LIFESTYLE MARKET $35B4 HUNTING + FISHING MARKET ~$245B Source: Academy Internal Research, calculations include the following: Note: Total Addressable Market (“TAM”) serves as a combination of addressable markets within a particular sector Note(1): Source: Grand View Research. Sum of “Sports Equipment Market Size” United States TAM Note(2): Source: Business Research Insights, Global Market Insights. Sum of “Western Wear Market Overview”, plus “Outdoor Apparel Market Size” Note(3): Source: Grand View Research, Emergen Research, Market-Focus Analytics, Outdoor Industry. Sum of “Workwear Market”, plus “ US Protective Clothing Market”, plus “US Industrial Protective Footwear”, plus “US Hand Protection Equipment Market”, plus “U.S. Eye Protection Equipment Market”, plus, “United States Hearing Protection Market Size, Outlook & Brands”, plus “U.S. Camping and Hiking Gear Market”, plus “Outdoor Market” excluding fitness and lifestyle apparel Note(4): Source: Grand View Research, Future Market Insights. Sum of “US Ammunition Market Size”, plus “USA Hunting Equipment & Accessories Market (2025 to 2035), plus “U.S. Fishing Goods Market” $245B TOTAL ADDRESSABLE MARKET Introduction

|Introduction 10 117 18 1013 6 12 3 10 4 2 1 5 3 6 15 18 21 10 221710 TOTAL ADDRESSABLE MARKET WITHIN OUR FOOTPRINT1 $130B CURRENT FOOTPRINT TAM OUR FOOTPRINT ACCOUNTS FOR ~53% OF THE $245B2 TAM Note(1): The ASO footprint as of April 7th, 2026, spans 21 states: AL, AR, FL, GA, IL, IN, KS, KY, LA, MD, MO, MS, NC, OH, OK, PA, SC, TN, TX, VA, WV Note(2): Academy Internal Research, detail on calculations provided on slide 9

|Introduction 11 Grow New Stores Drive Existing Business Build More Powerful Omni-Channel Leverage Supply Chain Network Execute With Best Team in Retail 1 2 3 4 5 OUR STRATEGIC PRIORITIES REMAIN UNCHANGED… …TO BRING MORE “FUN”GROWTH PRIORITIES FOUNDATIONAL PRIORITIES

INTRODUCING THE ALWAYS GAME FAMILY

WHO?

Families who want to fill their lives with meaningful moments + lasting memories.

PARENTS	Young parents with school children in the household
KIDS	Toddlers - teens, median number of 2 kids
INCOME	$75K+ household Income
PETS	89% own a pet
REGION	Mostly suburban + rural areas
ACTIVITIES	4+ activities per family member

WHERE...

...Healthy lifestyle is valued.
...Experiences are worth it.
...Grass stains are remembered.
...and memories matter.



VALUE
UNDEFEATABLE PRICES

ASSORTMENT
GEAR FOR DAYS

EXPERIENCE
ACCESS MADE EASY

Source: Academy Internal Research

Academy SPORTS+OUTDOORS

Introduction | 13

GROW NEW STORES

| 125 209 259 322 ~450 2010 2015 2020 2025 LRP TARGET WHITESPACE LEGACY MARKETS EXISTING MARKETS NEW MARKETS 5 800+ New Stores 15 $1.1B TOTAL SALES From 63 New Stores Opened Since FY221 Significant whitespace opportunity positions our team to strategically expand our operational footprint as we continue to internally fuel growth… Note(1): As of end of FY25 Note(2): “LRP” denotes the Long Range Plan Note(3): Legacy Markets - Highest Awareness Markets (Texas/Oklahoma/Louisiana/Arkansas) Note(4): Existing Markets (Mississippi/Alabama/Georgia/Florida/Kansas/Missouri/Tennessee/Kentucky/North Carolina/South Carolina) Note(5): New Markets - Lowest Awareness Markets (Pennsylvania/Ohio/Indiana/Illinois/West Virginia/ Maryland/Virginia) + $1.9B ADDTL. ANNUAL SALES From ~125 New Stores Planned in LRP2 New Store Avg. Y1 Sales Volume ~$16M LEGACY MARKETS ~$14M EXISTING MARKETS ~$12M NEW MARKETS NEW STORES ARE OUR CUSTOMER-ACQUISITION ENGINE New store capital investment of $2.5M - $3.5M3 4

A TALE OF TWO CITIES

Demographic Dichotomy…

	Perimeter, GA (2022) *Urban, top 10 by population, Cosmopolitan…*	**Searcy, AR (2024)** *Rural, Blue Collar*
Total Population[1]	460K+	116K+
Total Households[1]	199K+	45K+
Household Income[1]	$100,000+	~$50,000
Total Disposable Income[1]	~$18B	~$2B
Y1 Store Sales Volume	~$10M	~$16.5M
Market Advantages	✓ Population density ✓ Demographic diversity ✓ Higher disposable income ✓ Higher softlines penetration	✓ Lower capital spend ✓ Lower rent per sq. ft. ✓ High hunt and fish activity ✓ High sports participation

…is Addressed by ASO's Bespoke, Customer-Focused Strategic Priorities

Note(1): Source: Kalibrate. Reflects trade area KPI attributes

Academy SPORTS+OUTDOORS
New Stores | 16

FROM INSIDE OUT, TO OUTSIDE IN

~80% of the U.S. Population is NOT Within 10 Miles of an Academy

INITIAL STRATEGY



EXURBS
SUBURBS
URBAN
INITIAL STRATEGY

Initial growth focus established a baseline…

- ✓ Urban + Suburban
- ✓ Visibility
- ✓ High Population
- ✓ ~63K sq. ft. Box Size

REFINED STRATEGY



RURAL
EXURBS
SUBURBS
URBAN
REFINED STRATEGY

…while expanding our focus ramps growth.

- ✓ Extend into Exurb + Rural Markets
- ✓ Larger Reach
- ✓ High Affinity
- ✓ ~55K sq. ft. Box Size

Source: Academy Internal Research, 2020 Census

Academy SPORTS+OUTDOORS New Stores | 17

OUR FOOTPRINT IS CHARACTERIZED BY THE MOST ATTRACTIVE MACRO TAILWINDS NATIONWIDE…

FAST-GROWING POPULATION + STRONG ECONOMIC GROWTH =


HISTORICAL 10-YEAR POPULATION GROWTH RATE
12.0%
8.1%
3.2%
PROJECTED 5-YEAR POPULATION GROWTH RATE
4.3%
3.2%
3.0%
HISTORICAL 10-YEAR JOB GROWTH RATE
16.1%
11.7%
9.4%
PROJECTED 5-YEAR JOB GROWTH RATE
5.1%
3.6%
3.1%
LEGACY MARKETS¹
TOTAL FOOTPRINT²
REST OF MARKET³

UNLOCKING
STRONG GROWTH OPPORTUNITY
IN OUR FOOTPRINT

Source: Bureau of Economic Analysis, Seidman Research Institute, BLS CES data, and Projections Central data as of March 2026
Note(1): Legacy Markets consist of stores within TX, OK, LA and AR
Note(2): Total Footprint consists of all states where Academy Sports + Outdoors currently has an operating store
Note(3): Rest of Market consists of states where Academy Sports + Outdoors does not currently operate a store

Academy SPORTS+OUTDOORS
New Stores | 18

| 19Source: Population data sourced from Texas Census Data, neilsberg.com and prospered.com Note: Map shown is illustrative of current and future store locations 26 Current Locations within Metro Footprint Identified Expansion Opportunity ASO’s Current Market Expansion & Original Metro Footprint Opportunity to take advantage in high-density Always Game Family areas that are underserved today… LARGE METRO MARKETS IN LEGACY + EXISTING MARKETS New Stores

MIDSIZE MARKETS IN LEGACY & EXISTING MARKETS EXPAND OUR GROWTH OPPORTUNITIES

REAL ESTATE STRATEGY POISED TO SUPPORT OUR LONG RANGE PLAN



KS
MO
IL
IN
OH
PA
WV
VA
MD
KY
TN
NC
SC
GA
AL
MS
AR
OK
TX
LA
FL
LEGACY MARKETS [1]
EXISTING MARKETS [2]
NEW MARKETS [3]
ASO DISTRIBUTION CENTERS

Market Type	Prior Strategy	Refined 5 Yr Outlook	Long-Term Potential > 5 Years: Current Footprint	Long-Term Potential > 5 Years: New Footprint[4]
Legacy	14 (22%)	50	~40	--
Existing	25 (40%)	50	~110	--
New	24 (38%)	25	~100	100-200
Total	**63 Stores**	**125 Sites**	**350+ Stores**	

Legacy Markets provide an average payback period of ~2.5 years

Brand Awareness in New Markets + Higher Year 1 Demand in Legacy Markets Has Shifted the Growth Profiles

ILLUSTRATIVE NEW STORE MARKET MATURITY RAMP



$(Millions)
ILLUSTRATIVE MARKET RAMP
$16M
$14M
$12M
Year 1 Expectations
FUTURE STATE EXPECTATIONS
RAMP TO MATURITY
LEGACY
EXISTING
NEW

Note(1): Legacy Markets – Highest Awareness Markets (Texas / Oklahoma / Louisiana / Arkansas)
Note(2): Existing Markets (Mississippi / Alabama / Georgia / Florida / Kansas / Missouri / Tennessee / Kentucky / North Carolina / South Carolina)
Note(3): New Markets – Low Awareness Markets (Pennsylvania / Ohio / Indiana / Illinois / West Virginia / Maryland / Virginia)
Note(4): Consists of states where Academy Sports + Outdoors does not currently operate a store

Academy SPORTS+OUTDOORS
New Stores | 20

| DRIVE THE EXISTING BUSINESS

|Drive the Existing Business 22 FUEL THE FUN “HELP ME BRING MORE FUN TO MY FAMILY” SIMPLIFY MY SHOP “HELP MAKE MY FAMILY LIFE EASIER” RESPECT MY TIME “HELP ME SHOP FAST + FRICTION FREE” STRETCH MY DOLLAR “HELP ME GET MORE FOR MY MONEY” DELIVERING AGAINST THE UNMET NEEDS OF THE CUSTOMER-CENTRIC STRATEGIES FILTERED THROUGH ALWAYS GAME FAMILY

FUEL THE FUN

OUR DIVERSE + EVOLVING ASSORTMENT OF BRANDS HELPS US FUEL THE FUN FOR OUR CUSTOMERS

	SPORTING GOODS	HUNTING + FISHING (1)	WORK + OUTDOOR RECREATION (2)	OUTDOOR + WESTERN LIFESTYLE
NATIONAL (75%)[1]	Nike, Jordan, adidas, Brooks, Titleist, TaylorMade, Under Armour, Rawlings, CENTR, lifepro, HYROX, ChickNLegs	Abu Garcia, Bubba, Ruger, Strike King, 6thSense, Shimano, Sig Sauer, Winchester, Silencer Shop	Blackstone, Pit Boss, Carhartt, Ray-Ban, Huk, Wolverine, owala, Turtlebox, First Lite, Brunt	Ariat, Burlebo, chubbies, YETI, Levi's, Duck Camp, Justin, Texas Standard, Wrangler, Hooey, NEBO
PRIVATE / EXCLUSIVE (25%)[1]	Freely, bcg, R.O.W., Brava	H2OX, Monarch, Redfield	Brazos, Ozone, Outdoor Gourmet, Academy Sports + Outdoors	Magellan Outdoors, Magellan Outdoors Pro

ONE-STOP SHOP



1 Fishing
H2OX
Good
Abu Garcia
Better
SHIMANO
Best
2 Workwear
BRAZOS
Good
WOLVERINE
Better
carhartt
Best

Illustrative Value Ladder

Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements.

Academy SPORTS+OUTDOORS
Drive the Existing Business | 23

|Drive the Existing Business 24 Leveraging Technology to Enhance Customer Experience Delivers Operational Efficiencies SIMPLIFY MY SHOP RESPECT MY TIME LEVERAGING TECHNOLOGY TO SIMPLIFY SHOPPING Device for RFID Scans + Payment Team Member App to Save the Sale + + Piloting Digital Shelf Labels to Shift Labor to Customer-Facing Improves In-Stocks Raises Customer Satisfaction Pricing Optimization + +

STRETCH MY DOLLAR

ACADEMY WINS ON VALUE FOR OUR CUSTOMER + HELPS THEM STRETCH THEIR DOLLAR

Key Value Items[1]



$8.99


5.56 x 45

$15.99



$24.99



$39.99



$79.99



$149.99

Market Leading Prices[1]

ASO Private Label
BCG Turbo Solid T-Shirt



$9.99

National Competitor Private Label
Moisture-Wicking T-Shirt



$20.00

National Brand Offering
Nike Legend T-Shirt



$32.00

Price Match Guarantee

GUARANTEED BEST PRICES EVERYDAY

At Academy, we don't just match a competitor's price — we beat it by 5%!

Matching printed or digital prices from qualified retailers (local & national)[2]

Academy SPORTS+OUTDOORS

Note(1): Items reflect price as of March 25, 2026
Note(2): See https://www.academy.com/price-match-guarantee for full terms and exclusions

Drive the Existing Business | 25

|Drive the Existing Business 26 CREATING VALUE THROUGH PERSONALIZATION MILLION CUSTOMERS

33 18 MONTHS AFTER LAUNCH

FUEL THE FUN

STRETCH MY DOLLAR

CAPTURING CUSTOMER LOYALTY VIA INTEGRATED PROGRAM

COMPREHENSIVE LOYALTY PROGRAM

	myAcademy REWARDS BASE LOYALTY	PRIVATE LABEL CREDIT CARD	CO-BRANDED CREDIT CARD
WELCOME OFFER	✓	✓	✓
$15 OFF BIRTHDAY REWARD	✓	✓	✓
FREE SHIPPING AT ACADEMY.COM	✓ $25 MINIMUM	✓ NO MINIMUM	✓ NO MINIMUM
$25 MEMBER REWARD AFTER $500 ANNUAL SPEND AT ACADEMY	✓	✓	✓
$30 OFF FIRST PURCHASE OF $30.01 AT ACADEMY	—	✓	✓
5% OFF EVERY PURCHASE AT ACADEMY	—	✓	✓
2% BACK ON ALL PURCHASES OUTSIDE ACADEMY	—	—	✓
$50 REWARD AFTER $500 SPEND OUTSIDE ACADEMY WITHIN 90 DAYS OF ACCOUNT OPENING	—	—	✓

✓ REWARD EVERYDAY SPEND

✓ DRIVE HIGHER ENGAGEMENT

✓ INCREASE LOYALTY + FREQUENCY

Academy SPORTS+OUTDOORS

Drive the Existing Business | 28

|

| LOYALTY MEMBER + CARDHOLDER CARDHOLDER ONLY LOYALTY MEMBER ONLY AVG. ASO CUSTOMER 3.5X2X1.5X1X Source: Academy Internal Research 30 ENGAGEMENT = PRODUCTIVITY Drive the Existing Business SPEND PER YEAR Single-Activity Shopper Transactions 3x as Average Customer Transactions 2x as Average Customer

A MORE POWERFUL OMNI-CHANNEL BUSINESS

|Customer 32 BUILDING OUR OMNI-CHANNEL BUSINESS AROUND THE CUSTOMER SIMPLIFY MY SHOP

CREATING A SCALABLE DIGITAL FOUNDATION

MASTER DATA MANAGEMENT

- Standard taxonomy, attributes, and data governance
- Reduced operational friction

VENDOR SETUP + AUTOMATION

- Automated vendor onboarding + item creation workflows
- Improve scalability for expanded assortment + dropship

AI ENRICHMENT

- AI Enrichment tool used to fill attribute gaps to improve searchability + filtering
- Enable richer, more compelling product display pages

MODERNIZING SEARCH

- Upgrade search infrastructure for speed, relevance, and scalability
- Improve ranking, synonyms, and intent-based results

Academy SPORTS+OUTDOORS

Customer | 33

|Customer 34 X IMPROVING CUSTOMER EXPERIENCE THROUGH AI ON-MODEL PHOTOGRAPHY SIMPLIFY MY SHOP

|Customer 35 CONVERSION RATE IMPROVING CUSTOMER EXPERIENCE WITH AGENTIC AI SIMPLIFY MY SHOP HIGHER BASKET Source: Academy Internal Research Note(1): Conversion rate and basket metrics are based on performance during November - December 2025 1

SIMPLIFY MY SHOP

DRIVING ENGAGEMENT THROUGH OUR APP

THE CENTRALIZED HOME BASE FOR MYACADEMY


9:41
Academy
My Store: Northwest Open · Closes at 8:00 PM
Order Ready for Pick Up!
3 Days Left! Pick up by June 5
Preparing
Ready
Picked Up
Aliana
Start Pick Up
LEVEL UP Your
BASKETS
Get Unique Easter Gifts from $9.99
SHOP EASTER GIFTS
More Savings, More Fun
BIG FUN Deals
SAME DAY Delivery
Free 1-HOUR PICK UP

Updated Homepage System


9:41
Checkout
Shipping Address
Add your shipping information
WAYS TO SAVE
All (3)
Credit Card Rewards (1)
MYACADEMY CREDIT CARD REWARDS
Eligible Rewards: $10
Total Rewards: $20
Exp 7/12/25
HAPPY BIRTHDAY
10% off your purchase of $50 or more
Exp 7/12/25
PLACE ORDER: $55.00
Home
Shop
myRewards
Cart
Account

Ways to Save Toggle to Apply Credit Card and Loyalty Rewards


9:41
myRewards
Available Rewards
MYACADEMY CREDIT CARD REWARDS
NEW
$20 total value
4 certificates
View Code
WELCOME
NEW
10% OFF
your purchase of $50 or more
Expires: 08/30/24
View Code
Rewards Trackers
myAcademy Annual Reward
$200
remaining
0
500

Annual Reward Tracker in NEW myRewards Tab

40% MONTHLY ACTIVE USERS[1]

+10% UNITS PER TRANSACTION[2]

+50% CONVERSION RATE[2]

Source: Academy Internal Research
Note(1): Monthly active user growth reflects performance over last two fiscal years (FY24 and FY25)
Note(2): Units per transaction and conversion rate uplift reflects app performance versus the website over the last fiscal year

Academy SPORTS+OUTDOORS
Customer | 36

|Customer 37 EXPANDING OUR ASSORTMENT THROUGH DROPSHIP FUEL THE FUN UNLOCKING MORE CHOICE FOR THE CUSTOMER WITH ENDLESS AISLE CAPABILITIES

|Customer 38 EXTENDING THE SALE BEYOND THE SHELF SIMPLIFY MY SHOP

|Customer 39 MEETING THE ALWAYS GAME FAMILY WHERE THEY ARE Extending Discovery + Conversion Beyond Owned Channels SIMPLIFY MY SHOP

|Customer 40 AI-POWERED INTELLIGENCE FOR FRONTLINE CUSTOMER CARE CUSTOMER CALLS + CHATS TRANSCRIBED + ANALYZED BY AI DAILY INSIGHTS + REAL-TIME GUIDANCE SIMPLIFY MY SHOP Turning Millions of Customer Interactions into Actionable Insights that Improve Speed, Resolution, and Experience

|Customer 41 UNLOCKING NEW VALUE THROUGH RETAIL MEDIA

| BUILDING A MODERN ACADEMY Customer 42 myAcademy Loyalty eCommerce Growth Academy Retail Media

FINANCIAL VISION + LONG RANGE PLAN

EXCEPTIONAL TRACK RECORD AS A PUBLIC COMPANY

5 YEARS OF PERFORMANCE SINCE IPO

Delivering Strong Results & Profitability Since Our IPO[1]

4.6% Sales CAGR[2]	**430bps** Gross Margin Improvement	**+320%** Total Shareholder Return[3]
$800M+ Cumulative Investments	**63** New Stores Opened	**5** New States Entered
~$1.8B Cash Returned to Shareholders[4]	**~40%** IPO Shares Repurchased	**~$1.0B** Deleverage of Balance Sheet

Academy SPORTS+OUTDOORS

Note(1): From IPO in October 2020, to end of FY25
Note(2): As of January 31, 2026
Note(3): Sales CAGR since FY2019
Note(4): Includes $1.7B of share repurchases and $0.1B of dividends

Long Range Plan | 44

|Long Range Plan 45 PROGRESS ON STRATEGIC INITIATIVES TO DRIVE IMPROVED COMPARABLE SALES TRAJECTORY 1 New Store Performance On-Trend Product Assortment Omni-Channel Acceleration Shift Toward Resilient Consumer 2 3 4 (5.1%) (4.7%) (2.8%) (1.9%) (1.5%) Q4 Q1 Q2 Q3 Q4 LTM COMPARABLE SALES1 ASO has driven a long-term trend of improving comparable sales from previously negative-MSD values FY25FY24 Source: Academy Internal Research Note(1): We define comparable sales as the percentage of period-over-period net sales increase or decrease, in the aggregate, for stores open after thirteen full fiscal months, as well as for all e-commerce sales

|Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements. Long Range Plan 46 LONG RANGE FINANCIAL OUTLOOK OUR STRATEGIC PILLARS ARE ALIGNED TO OUR CHALLENGING LONG RANGE GOALS $8B+ Sales LONG RANGE GOALS1: 15%+ eCom Penetration 125+ New Stores $9 GAAP EPS 7% Net Income Margin GROW NEW STORES1 DRIVE EXISTING BUSINESS 2 MORE POWERFUL OMNI-CHANNEL 3 LEVERAGE SUPPLY CHAIN 4 BEST TEAM IN RETAIL5

CLEAR SIGHT TO SUSTAINED REVENUE GROWTH



~$2.0B Revenue Growth Generated[1]
$6.1B
$0.7B
$5.4B
$1.9B+
$0.3B
Open ~125 new stores at $12M - $16M year 1 sales[2]
$0.3B+
$0.3B
Develop a more powerful omni-channel business that drives increased penetration delivering ~$0.6M of growth
$0.3B+
Drive growth in our existing business
✓ Retail media network
✓ Loyalty program
✓ Personalization
✓ New brands
✓ Improved in-stocks
($0.5B)
$8.0B
$1.2B
$6.8B
2025A
New Store ² Growth
eCom Growth
Existing Business Initiatives
Headwinds
LRP Target
Store B&M
eCom

LONG RANGE PLAN

1. Achieve Low-Single Digit Comparable Sales Growth
2. Drive 5% Annual Revenue Growth
3. Generate High-Single Digit EPS Growth

Note: Rounded amounts are displayed which can cause detail not to sum to totals due to rounding
Note(1): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements.
Note(2): New store year 1 sales are inclusive of eCom and Brick and Mortar

Academy SPORTS+OUTDOORS

Long Range Plan | 47

...WHILE GENERATING EBIT EXPANSION


~100bps of Adj. EBIT Margin[1] Expansion[2]
9.0%
0.5%
0.5%
0.3%
0.2%
(0.5%)
10.0%
Synergies associated with sales growth
Driving supply chain efficiencies within our existing network
High-margin vendor-supported marketing initiatives
Deepening value to our customers, mix shift to softlines benefitting merch margin
2025A
Sales Leverage
Supply Chain Productivity
Retail Media
Private Label + Softlines Expansion
Return Value to Customers
LRP Target

LONG RANGE PLAN

1. Grow Sales
2. Invest in Strategic Initiatives
3. Drive Merchandise Expansion
4. Optimize Supply Chain

Note(1): Adjusted EBIT margin is a non-GAAP measure. See appendix for reconciliation of non-GAAP measures.
Note(2): These goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements.

Academy SPORTS+OUTDOORS

Long Range Plan | 48

|Long Range Plan Note(1):ROIC is defined as Adjusted EBITDA before lease expense less income tax expense divided by average invested capital on a trailing thirteen-month basis, inclusive of year-end total lease liabilities. This is a non-GAAP measure, see appendix for reconciliation of non-GAAP measures Note(2): Net Debt is defined as long-term debt, net plus current maturities of long-term debt, less cash and cash equivalents. We define “Net Leverage” as Net Debt divided by Adjusted EBITDA. This is a non-GAAP measure, see appendix for reconciliation of non-GAAP measures Note(3): Includes $1.7B in share repurchases and $0.1B in dividend payouts from IPO in Oct. 2020 to end of FY25. 49 DISCIPLINED CAPITAL ALLOCATION PHILOSOPHY… …EQUALS HIGH RETURN FINANCIAL GOVERNANCE FY25 Return on Invested Capital120% FY25 Net Leverage Ratio20.2X Total Cash Returned to Shareholders3 $1.8B Generate Strong Cash Flow from Operations Invest in Strategic Initiatives Steady Dividend Growth Remaining Free Cash Flow Share Repurchase Program

OUR BUSINESS STRATEGY WILL DRIVE OUR RESULTS

Strategy		Strategic Actions
1 Open **New Stores** in Legacy, Existing and New Markets to expand store count within our footprint	→	Target 125 stores over next 5 Years 40% Legacy/40% Existing/20% New ***Longer Term, National Expansion to 800+ stores***
2 Drive our **Existing Business**	→	Leverage Customer Data Expand New Brands & Innovative Products Customer Loyalty Program
3 Build a more powerful **Omni-Channel** business	→	Grow Penetration from 12% in 2025 to Target 15%+ over Next 5 Years ***Longer Term, Target 20%+ penetration***
4 Leverage and scale our **Supply Chain** to enable industry-leading growth	→	New Warehouse Management System Conducted End-to-End Study to Define Future State Supply Chain Network
5 Support our growth with the **Best Team** in retail	→	Leading Team of Retail Experts Continue to Build Out Our Bench Strength

Note: Strategic Actions are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for additional important information about forward-looking statements.
Note: Legacy Markets - Highest Awareness Markets (Texas/Oklahoma/Louisiana/Arkansas), Existing Markets (Mississippi/Alabama/Georgia/Florida/Kansas/Missouri/Tennessee/Kentucky/North Carolina/South Carolina), New Markets - Lowest Awareness Markets (Pennsylvania/Ohio/Indiana/Illinois/West Virginia/ Maryland/Virginia)

Academy SPORTS+OUTDOORS
Long Range Plan | 51

| 52 SUPPLEMENTAL FINANCIAL SLIDES

| GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income, Adjusted Earnings per Share, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Free Cash Flow, ROIC, Net Debt, and Net Leverage have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). These non-GAAP measures have limitations as analytical tools. For information on these limitations, as well as information on why management believes these non-GAAP measures are useful, please see our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (the "Annual Report") filed on March 17, 2026, as such limitations and information may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. We compensate for these limitations by primarily relying on our GAAP results in addition to using these non-GAAP measures supplementally. 53APPENDIX

|APPENDIX Note(1): Net income for the year ended February 1, 2025, includes a $15.0 million gain pertaining to a litigation settlement which occurred in the fourth quarter of fiscal year 2024. Net income for the year ended February 3, 2024, includes a $15.9 million net gain relative to a credit card litigation settlement which occurred in the fourth quarter of fiscal year 2023. Note(2): Represents non-cash charges related to equity-based compensation, which vary from period to period depending on certain factors such as the timing and valuation of awards, achievement of performance targets and equity award forfeitures. 54 RECONCILIATION TABLE: ADJUSTED EBITDA, ADJUSTED EBIT, AND ADJUSTED EBIT MARGIN We define “Adjusted EBITDA” as net income (loss) before interest expense, net, income tax expense and depreciation, amortization, and impairment, and other adjustments included in the table below. We define “Adjusted EBIT” as Adjusted EBITDA less depreciation and amortization. We define “Adjusted EBIT Margin” as Adjusted EBIT divided by total revenue. We describe these adjustments reconciling net income (loss) to Adjusted EBITDA, Adjusted EBITDA to Adjusted EBIT, and Adjusted EBIT to Adjusted EBIT Margin in the following table (amounts in thousands). Fiscal Year Ended February 3, 2024February 1, 2025January 31, 2026 $519,190$418,447$376,768Net income1 46,05136,87336,214Interest expense, net 143,966119,778109,289Income tax expense 110,936118,070122,866Depreciation and amortization 24,37726,62921,176Equity compensation2 1,525--Loss on early retirement of debt -449-Write-off of deferred loan costs $846,045$720,246$666,313Adjusted EBITDA (110,936)(118,070)(122,866)Less: Depreciation and amortization $735,109$602,176$543,447Adjusted EBIT $6,159,291$5,933,450$6,053,414Total Revenue 12%10%9%Adjusted EBIT Margin

|APPENDIX Note(1): Net income for the year ended February 1, 2025, includes a $15.0 million gain pertaining to a litigation settlement which occurred in the fourth quarter of fiscal year 2024. Net income for the year ended February 3, 2024, includes a $15.9 million net gain relative to a credit card litigation settlement which occurred in the fourth quarter of fiscal year 2023. Note(2): Represents non-cash charges related to equity-based compensation, which vary from period to period depending on certain factors such as the timing and valuation of awards, achievement of performance targets and equity award forfeitures. Note(3): Represents the tax effect of the total adjustments made to arrive at Adjusted Net Income at our historical tax rate. 55 RECONCILIATION TABLE: ADJUSTED NET INCOME + ADJUSTED EARNINGS PER SHARE We define “Adjusted Net Income” as net income (loss) plus other adjustments included in the table below, less the tax effect of these adjustments. We define “Adjusted Earnings per Share, Basic” as Adjusted Net Income divided by the basic weighted average common shares outstanding during the period and “Adjusted Earnings per Share, Diluted” as Adjusted Net Income divided by the diluted weighted average common shares outstanding during the period. We describe these adjustments reconciling net income (loss) to Adjusted Net Income, and Adjusted Earnings Per Share in the following table (amounts in thousands, except per share data). Fiscal Year Ended February 3, 2024February 1, 2025January 31, 2026 $519,190$418,447$376,768Net income1 24,37726,62921,176Equity compensation2 1,525--Loss on early retirement of debt -449-Write-off of deferred loan costs (5,621)(6,038)(4,761)Tax effects of these adjustments3 $539,471$439,487$393,183Adjusted Net Income Earnings per common share $6.89$5.87$5.66Basic $6.70$5.73$5.54Diluted Adjusted Earnings per Share $7.16$6.16$5.90Basic $6.96$6.02$5.78Diluted Weighted average common shares outstanding 75,38971,34366,612Basic 77,46973,04868,034Diluted

|APPENDIX 56 RECONCILIATION TABLE: ADJUSTED FREE CASH FLOW We define “Adjusted Free Cash Flow” as net cash provided by (used in) operating activities less net cash used in investing activities. We describe this adjustment by reconciling net cash provided by operating activities to Adjusted Free Cash Flow in the following table (amounts in thousands). Fiscal Year Ended February 3, 2024February 1, 2025January 31, 2026 $535,779$528,082$434,798Net cash provided by operating activities (206,139)(186,120)(172,037)Net cash used in investing activities $329,640$341,962$262,761Adjusted Free Cash Flow

|APPENDIX 57 RECONCILIATION TABLE: NET DEBT AND NET LEVERAGE We define “Net Debt” as long-term debt, net plus current maturities of long-term debt, less cash and cash equivalents. We define “Net Leverage” as Net Debt divided by Adjusted EBITDA. We describe these adjustments reconciling long-term debt, net to net debt, and net leverage in the following table (amounts in thousands). Fiscal Year Ended February 3, 2024February 1, 2025January 31, 2026 $484,551$482,679$480,793Long-term debt, net 3,0003,0003,000Current maturities of long-term debt $487,551$485,679$483,793Total long-term debt (347,920)(288,929)(330,320)Less: Cash & cash equivalents $139,631$196,750$153,473Net Debt $846,045$720,246$666,313Adjusted EBITDA 0.2x0.3x0.2xNet Leverage

|APPENDIX Note(1): Net income for the year ended February 1, 2025, includes a $15.0 million gain pertaining to a litigation settlement which occurred in the fourth quarter of fiscal year 2024. Net income for the year ended February 3, 2024, includes a $15.9 million net gain relative to a credit card litigation settlement which occurred in the fourth quarter of fiscal year 2023. Note(2): Represents non-cash charges related to equity-based compensation, which vary from period to period depending on certain factors such as the timing and valuation of awards, achievement of performance targets and equity award forfeitures. 58 RECONCILIATION TABLE: RETURN ON INVESTED CAPITAL (“ROIC”) We define “ROIC” as Adjusted EBITDA before lease expense less income tax expense divided by average invested capital on a trailing thirteen-month basis, inclusive of year-end total lease liabilities (amounts in thousands). Fiscal Year Ended February 3, 2024February 1, 2025January 31, 2026 $519,190$418,447$376,768Net income1 46,05136,87336,214Interest expense, net 143,966119,778109,289Income tax expense 110,936118,070122,866Depreciation and amortization 24,37726,62921,176Equity compensation2 1,525--Loss on early retirement of debt -449-Write-off of deferred loan costs 224,614232,683251,851Lease expense $1,070,659$952,929$918,164Adjusted EBITDA before lease expense3 (143,966)(119,778)(109,289)Less: Income tax expense $926,693$833,151$808,875Adjusted EBITDA before lease expense less income tax expense 3,314,6783,624,5924,087,727Average invested capital 28%23%20%Return on Invested Capital